Exhibit 32.2


      CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the accompanying Quarterly Report of Health Systems Solutions, Inc. ("the Company") on Form 10-QSB for the fiscal quarter ending September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Susan Baxter Gibson, Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, o the best of my knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.




By:      /s/ Susan Baxter Gibson
         --------------------------------------------
         Susan Baxter Gibson
         Principal Financial Officer
         February 14, 2005